                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3255

                           Panorama Series Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 09/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--13.1%
AUTOMOBILES--3.0%
Ford Motor Co.(1)                                         186,980   $  2,288,635
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--4.2%
Hyatt Hotels Corp., Cl. A(1)                               28,330      1,059,259
McDonald's Corp.                                           28,400      2,116,084
                                                                    ------------
                                                                       3,175,343
                                                                    ------------
MEDIA--4.1%
McGraw-Hill Cos., Inc. (The)                               47,910      1,583,905
Time Warner Cable, Inc.                                    18,248        985,210
Washington Post Co. (The), Cl. B                            1,247        498,064
                                                                    ------------
                                                                       3,067,179
                                                                    ------------
MULTILINE RETAIL--0.5%
Target Corp.                                                7,460        398,662
                                                                    ------------
SPECIALTY RETAIL--1.3%
AutoZone, Inc.(1)                                           4,230        968,289
                                                                    ------------
CONSUMER STAPLES--9.8%
FOOD PRODUCTS--4.7%
General Mills, Inc.                                        53,170      1,942,832
Mead Johnson Nutrition Co., Cl. A                          22,460      1,278,199
Sara Lee Corp.                                             25,210        338,570
                                                                    ------------
                                                                       3,559,601
                                                                    ------------
TOBACCO--5.1%
Philip Morris International, Inc.                          69,390      3,887,228
                                                                    ------------
ENERGY--10.5%
OIL, GAS & CONSUMABLE FUELS--10.5%
Chevron Corp.                                              34,431      2,790,633
Enterprise Products Partners LP                            26,600      1,055,222
Noble Energy, Inc.                                         11,030        828,243
Occidental Petroleum Corp.                                 32,170      2,518,911
Plains All American Pipeline LP                            11,400        717,174
                                                                    ------------
                                                                       7,910,183
                                                                    ------------
FINANCIALS--16.4%
CAPITAL MARKETS--2.9%
Goldman Sachs Group, Inc. (The)                             5,660        818,323
State Street Corp.                                         37,460      1,410,744
                                                                    ------------
                                                                       2,229,067
                                                                    ------------
COMMERCIAL BANKS--6.5%
CIT Group, Inc.(1)                                         65,000      2,653,300
Marshall & Ilsley Corp.                                    28,230        198,739
Wells Fargo & Co.                                          81,180      2,040,053
                                                                    ------------
                                                                       4,892,092
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
Bank of America Corp.                                     111,210      1,457,963
Citigroup, Inc.(1)                                        422,510      1,647,789
                                                                    ------------
                                                                       3,105,752
                                                                    ------------


                              1 | Growth Portfolio

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
INSURANCE--2.9%
AFLAC, Inc.                                                21,580   $  1,115,902
Lincoln National Corp.                                      9,910        237,047
Progressive Corp.                                          39,950        833,757
                                                                    ------------
                                                                       2,186,706
                                                                    ------------
HEALTH CARE--12.4%
BIOTECHNOLOGY--2.3%
Celgene Corp.(1)                                           20,130      1,159,689
Human Genome Sciences, Inc.(1)                             18,880        562,435
                                                                    ------------
                                                                       1,722,124
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.0%
Medtronic, Inc.                                            24,020        806,592
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Express Scripts, Inc.(1)                                   16,800        818,160
WellPoint, Inc.(1)                                         24,780      1,403,539
                                                                    ------------
                                                                       2,221,699
                                                                    ------------
PHARMACEUTICALS--6.2%
Abbott Laboratories                                        31,850      1,663,844
Merck & Co., Inc.                                          51,500      1,895,715
Perrigo Co.                                                 3,510        225,412
Teva Pharmaceutical Industries Ltd., Sponsored ADR         16,740        883,035
                                                                    ------------
                                                                       4,668,006
                                                                    ------------
INDUSTRIALS--11.6%
AEROSPACE & DEFENSE--3.1%
Boeing Co. (The)                                           14,880        990,115
Precision Castparts Corp.                                  10,240      1,304,064
                                                                    ------------
                                                                       2,294,179
                                                                    ------------
AIR FREIGHT & LOGISTICS--1.3%
United Parcel Service, Inc., Cl. B                         15,100      1,007,019
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--2.1%
Republic Services, Inc.                                    52,590      1,603,469
                                                                    ------------
CONSTRUCTION & ENGINEERING--1.2%
KBR, Inc.                                                  35,250        868,560
                                                                    ------------
INDUSTRIAL CONGLOMERATES--3.5%
General Electric Co.                                       55,570        903,013
Tyco International Ltd.                                    48,165      1,769,100
                                                                    ------------
                                                                       2,672,113
                                                                    ------------
PROFESSIONAL SERVICES--0.4%
Verisk Analytics, Inc., Cl. A(1)                           10,650        298,307
                                                                    ------------
INFORMATION TECHNOLOGY--18.5%
COMMUNICATIONS EQUIPMENT--3.0%
QUALCOMM, Inc.                                             50,140      2,262,317
                                                                    ------------
COMPUTERS & PERIPHERALS--5.4%
Apple, Inc.(1)                                             13,110      3,719,963
Western Digital Corp.(1)                                   14,230        403,990
                                                                    ------------
                                                                       4,123,953
                                                                    ------------


                              2 | Growth Portfolio

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
INTERNET SOFTWARE & SERVICES--5.7%
eBay, Inc.(1)                                              98,170   $  2,395,348
Google, Inc., Cl. A(1)                                      3,580      1,882,328
                                                                    ------------
                                                                       4,277,676
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Marvell Technology Group Ltd.(1)                           30,720        537,907
                                                                    ------------
SOFTWARE--3.7%
Check Point Software Technologies Ltd.(1)                  31,860      1,176,590
Microsoft Corp.                                            67,440      1,651,606
                                                                    ------------
                                                                       2,828,196
                                                                    ------------
MATERIALS--1.6%
CHEMICALS--1.6%
Praxair, Inc.                                              13,460      1,214,900
                                                                    ------------
TELECOMMUNICATION SERVICES--2.0%
WIRELESS TELECOMMUNICATION SERVICES--2.0%
America Movil SAB de CV, ADR, Series L                     28,780      1,534,834
                                                                    ------------
UTILITIES--3.0%
ENERGY TRADERS--3.0%
AES Corp. (The)(1)                                        199,600      2,265,460
                                                                    ------------
Total Common Stocks (Cost $65,767,376)                                74,876,048
                                                                    ------------
INVESTMENT COMPANY--0.8%
Oppenheimer Institutional Money Market Fund, Cl.
   E, 0.24% (2, 3) (Cost $593,648)                        593,648        593,648
                                                                    ------------
TOTAL INVESTMENTS, AT VALUE (COST $66,361,024)               99.7%    75,469,696
Other Assets Net of Liabilities                               0.3        232,950
                                                            -----   ------------
Net Assets                                                  100.0%  $ 75,702,646
                                                            =====   ============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of September 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES
                                         DECEMBER 31,      GROSS        GROSS           SHARES
                                             2009        ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2010
                                         ------------   ----------   ----------   ------------------
Oppenheimer Institutional Money Market
   Fund, Cl. E                             189,439      13,143,102   12,738,893         593,648

                                           VALUE     INCOME
                                         ---------   ------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           $ 593,648   $1,128


                              3 | Growth Portfolio

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                   LEVEL 1--                         LEVEL 3--
                                UNADJUSTED         LEVEL 2--        SIGNIFICANT
                                  QUOTED       OTHER SIGNIFICANT   UNOBSERVABLE
                                  PRICES       OBSERVABLE INPUTS      INPUTS         VALUE
                                ------------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  9,898,108          $--               $--       $ 9,898,108
   Consumer Staples                7,446,829           --                --         7,446,829
   Energy                          7,910,183           --                --         7,910,183
   Financials                     12,413,617           --                --        12,413,617
   Health Care                     9,418,421           --                --         9,418,421
   Industrials                     8,743,647           --                --         8,743,647
   Information Technology         14,030,049           --                --        14,030,049
   Materials                       1,214,900           --                --         1,214,900
   Telecommunication Services      1,534,834           --                --         1,534,834
   Utilities                       2,265,460           --                --         2,265,460
Investment Company                  593,648            --                --           593,648
                                -----------           ---               ---       -----------
Total Assets                    $75,469,696           $--               $--       $75,469,696
                                -----------           ---               ---       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.


                              4 | Growth Portfolio

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's


                              5 | Growth Portfolio

Growth Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 66,864,980
                                 ============
Gross unrealized appreciation    $ 10,214,759
Gross unrealized depreciation      (1,610,043)
                                 ------------
Net unrealized appreciation      $  8,604,716
                                 ============


                              6 | Growth Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
COMMON STOCKS--66.2%
CONSUMER DISCRETIONARY--8.6%
AUTO COMPONENTS--0.5%
Johnson Controls, Inc.                                     19,900   $    606,950
                                                                    ------------
AUTOMOBILES--0.8%
Ford Motor Co.(1)                                          72,800        891,072
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Starbucks Corp.                                            22,800        583,224
                                                                    ------------
HOUSEHOLD DURABLES--0.5%
Whirlpool Corp.                                             6,800        550,528
                                                                    ------------
MEDIA--3.8%
Comcast Corp., Cl. A                                      102,400      1,851,392
Interpublic Group of Cos., Inc. (The)(1)                  140,600      1,410,218
Time Warner Cable, Inc.                                     4,200        226,758
Time Warner, Inc.                                          25,100        769,315
                                                                    ------------
                                                                       4,257,683
                                                                    ------------
MULTILINE RETAIL--0.6%
Macy's, Inc.                                               15,200        350,968
Target Corp.                                                6,000        320,640
                                                                    ------------
                                                                         671,608
                                                                    ------------
SPECIALTY RETAIL--1.9%
Best Buy Co., Inc.                                          5,500        224,565
Gap, Inc. (The)                                            48,700        907,768
Limited Brands, Inc.                                       28,600        765,908
Ross Stores, Inc.                                           4,800        262,176
                                                                    ------------
                                                                       2,160,417
                                                                    ------------
CONSUMER STAPLES--11.5%
FOOD & STAPLES RETAILING--5.8%
CVS Caremark Corp.                                         34,100      1,073,127
Kroger Co. (The)                                           21,900        474,354
Safeway, Inc.                                              34,100        721,556
Wal-Mart Stores, Inc.                                      55,100      2,948,952
Walgreen Co.                                               39,600      1,326,600
                                                                    ------------
                                                                       6,544,589
                                                                    ------------
FOOD PRODUCTS--2.5%
Hershey Co. (The)                                          15,200        723,368
Kellogg Co.                                                12,300        621,273
Sara Lee Corp.                                             19,900        267,257
Tyson Foods, Inc., Cl. A                                   72,200      1,156,644
                                                                    ------------
                                                                       2,768,542
                                                                    ------------
HOUSEHOLD PRODUCTS--2.9%
Colgate-Palmolive Co.                                       3,900        299,754
Procter & Gamble Co. (The)                                 50,200      3,010,494
                                                                    ------------
                                                                       3,310,248
                                                                    ------------
TOBACCO--0.3%
Philip Morris International, Inc.                           5,500        308,110
                                                                    ------------
ENERGY--7.1%
OIL, GAS & CONSUMABLE FUELS--7.1%
Chevron Corp.                                              30,900      2,504,445



                           1 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
ConocoPhillips                                              8,900   $    511,127
Exxon Mobil Corp.                                          17,000      1,050,430
Marathon Oil Corp.                                         19,300        638,830
Peabody Energy Corp.                                       15,000        735,150
Valero Energy Corp.                                        56,500        989,315
Williams Cos., Inc. (The)                                  86,200      1,647,282
                                                                    ------------
                                                                       8,076,579
                                                                    ------------
FINANCIALS--10.2%
CAPITAL MARKETS--1.3%
Bank of New York Mellon Corp.                              57,700      1,507,701
                                                                    ------------
COMMERCIAL BANKS--4.8%
BB&T Corp.                                                 44,200      1,064,336
PNC Financial Services Group, Inc.                         25,000      1,297,750
U.S. Bancorp                                               24,900        538,338
Wells Fargo & Co.                                          99,300      2,495,409
                                                                    ------------
                                                                       5,395,833
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
Citigroup, Inc.(1)                                         18,500         72,150
JPMorgan Chase & Co.                                       54,300      2,067,201
                                                                    ------------
                                                                       2,139,351
                                                                    ------------
INSURANCE--1.2%
Allstate Corp.                                             19,800        624,690
Genworth Financial, Inc., Cl. A                            35,100        428,922
UnumProvident Corp.                                        12,100        268,015
                                                                    ------------
                                                                       1,321,627
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--1.0%
Hudson City Bancorp, Inc.                                  94,400      1,157,344
                                                                    ------------
HEALTH CARE--9.6%
BIOTECHNOLOGY--0.1%
Cephalon, Inc.(1)                                           2,200        137,368
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--8.6%
Aetna, Inc.                                                28,500        900,885
AmerisourceBergen Corp.                                    51,600      1,582,056
Cardinal Health, Inc.                                      28,300        935,032
Express Scripts, Inc.(1)                                    4,600        224,020
Humana, Inc.(1)                                            23,400      1,175,616
McKesson Corp.                                             19,300      1,192,354
Medco Health Solutions, Inc.(1)                            24,900      1,296,294
UnitedHealth Group, Inc.                                   26,300        923,393
WellPoint, Inc.(1)                                         25,600      1,449,984
                                                                    ------------
                                                                       9,679,634
                                                                    ------------
PHARMACEUTICALS--0.9%
Forest Laboratories, Inc.(1)                                2,900         89,697
Johnson & Johnson                                           8,900        551,444
Pfizer, Inc.                                               22,188        380,968
                                                                    ------------
                                                                       1,022,109
                                                                    ------------


                           2 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
INDUSTRIALS--6.1%
AEROSPACE & DEFENSE--3.5%
L-3 Communications Holdings, Inc.                           1,100   $     79,497
Lockheed Martin Corp.                                      14,500      1,033,560
Northrop Grumman Corp.                                     33,200      2,012,916
Raytheon Co.                                               18,900        863,919
                                                                    ------------
                                                                       3,989,892
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
R.R. Donnelley & Sons Co.                                  12,000        203,520
                                                                    ------------
INDUSTRIAL CONGLOMERATES--0.6%
General Electric Co.                                       37,900        615,875
                                                                    ------------
MACHINERY--0.2%
Cummins, Inc.                                               3,000        271,740
                                                                    ------------
ROAD & RAIL--1.6%
Union Pacific Corp.                                        22,100      1,807,780
                                                                    ------------
INFORMATION TECHNOLOGY--5.0%
COMPUTERS & PERIPHERALS--3.0%
Apple, Inc.(1)                                              6,100      1,730,875
Hewlett-Packard Co.                                        37,500      1,577,625
SanDisk Corp.(1)                                            1,800         65,970
                                                                    ------------
                                                                       3,374,470
                                                                    ------------
IT SERVICES--0.5%
International Business Machines Corp.                       4,600        617,044
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.2%
Advanced Micro Devices, Inc.(1)                            36,700        260,937
                                                                    ------------
SOFTWARE--1.3%
Microsoft Corp.                                            57,600      1,410,624
                                                                    ------------
MATERIALS--3.2%
METALS & MINING--1.6%
Cliffs Natural Resources, Inc.                             21,400      1,367,888
Nucor Corp.                                                11,100        424,020
                                                                    ------------
                                                                       1,791,908
                                                                    ------------
PAPER & FOREST PRODUCTS--1.6%
International Paper Co.                                    40,200        874,350
MeadWestvaco Corp.                                         37,300        909,374
                                                                    ------------
                                                                       1,783,724
                                                                    ------------
TELECOMMUNICATION SERVICES--2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T, Inc.                                                 14,900        426,140
Verizon Communications, Inc.                               71,700      2,336,703
                                                                    ------------
                                                                       2,762,843
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Sprint Nextel Corp.(1)                                     68,000        314,840
                                                                    ------------
UTILITIES--2.2%
GAS UTILITIES--0.5%
ONEOK, Inc.                                                11,200        504,448
                                                                    ------------
MULTI-UTILITIES--1.7%
Integrys Energy Group, Inc.                                 6,200        322,772



                           3 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
MULTI-UTILITIES CONTINUED
NiSource, Inc.                                             94,400   $  1,642,560
                                                                    ------------
                                                                       1,965,332
                                                                    ------------
Total Common Stocks (Cost $71,221,925)                                74,765,494

                                                       Principal
                                                        Amount
                                                     ------------
ASSET-BACKED SECURITIES--3.8%
Ally Auto Receivables Trust 2010-2, Automobile
Receivables Nts., Series 2010-2, Cl. A2, 0.89%,
9/17/12                                                  $110,000        110,319
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 2.007%,
1/15/13(2,3)                                              110,000        112,304
Ally Master Owner Trust 2010-3, Asset-Backed
Certificates, Series 2010-3, Cl. A, 2.88%,
4/15/13(2)                                                 95,000         98,080
AmeriCredit Automobile Receivables Trust 2010-3,
Automobile Receivable Nts., Series 2010-3, Cl. A2,
0.77%, 5/8/12                                              50,000         50,027
AmeriCredit Prime Automobile Receivables Trust
2010-1, Automobile Receivable Nts., Series 2010-1,
Cl. A2, 0.97%, 1/15/13                                     45,718         45,747
AmeriCredit Prime Automobile Receivables Trust
2010-2, Automobile Receivable Nts., Series 2010-2,
Cl. A2, 1.22%, 10/8/13                                     45,000         45,159
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
1.216%, 5/25/34(3)                                        141,560        127,966
Bank of America Auto Trust 2010-2, Automobile
Receivables, Series 2010-2, Cl. A2, 0.91%,
10/15/12                                                   75,000         75,224
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl.
A16, 4.72%, 5/15/13                                       135,000        136,208
Bayview Financial Mortgage Pass-Through Trust
2006-A, Mtg. Pass-Through Certificates, Series
2006-A, Cl. 2A4, 0.556%, 2/28/41(3)                       133,196        109,145
Capital One Multi-Asset Execution Trust, Credit
Card Asset-Backed Certificates, Series 2008-A5,
Cl. A5, 4.85%, 2/18/14                                    125,000        127,925
Centre Point Funding LLC, Asset-Backed Nts.,
Series 2010-1A, Cl. 1, 5.43%, 7/20/15(2)                   32,009         33,895
Chrysler Financial Lease Trust, Asset-Backed Nts.,
Series 2010-A, Cl. A2, 1.78%, 6/15/11(2)                  120,000        120,353
CIT Equipment Collateral, Asset-Backed
Certificates, Series 2009-VT1, Cl. A2, 2.20%,
10/15/10(2)                                                23,771         23,783
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%,
6/10/15                                                    70,000         73,901
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                      69,974         70,489
Series 2010-A, Cl. A2, 0.81%, 3/25/15                     140,000        140,210
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.996%, 2/25/33(3)                   6,462          5,645
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(3)               322,434        260,756
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(3)                73,977         59,841
DaimlerChrysler Auto Trust 2007-A, Automobile
Receivable Nts., Series 2007-A, Cl. A4, 5.28%,
3/8/13                                                    130,000        134,202


                           4 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
Discover Card Master Trust, Credit Card
Receivables, Series 2008-A3, Cl. A3, 5.10%,
10/15/13                                             $    115,000   $    117,907
DT Auto Owner Trust, Automobile Receivable Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15(2)                  72,672         73,043
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates, Series 2006-FF10, Cl.
A3, 0.346%, 7/25/36(3)                                     89,492         86,927
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl.
2A2, 0.366%, 7/7/36(3)                                     36,187         33,961
Ford Credit Auto Lease Trust, Automobile
Receivable Nts., Series 2010-A, Cl. A, 1.04%,
3/15/13(2)                                                 88,123         88,301
Ford Credit Auto Owner Trust, Automobile
Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                      7,631          7,637
Series 2009-E, Cl. A2, 0.80%, 3/15/12                     190,807        190,942
Series 2010-A, Cl. A4, 2.15%, 6/15/15                     165,000        170,070
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.807%,
9/15/12(3)                                                110,000        111,901
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.907%,
12/15/14(2,3)                                             115,000        117,441
Harley-Davidson Motorcycle Trust 2009-2,
Motorcycle Contract-Backed Nts., Series 2009-2,
Cl. A2, 2%, 7/15/12                                        66,336         66,461
Hertz Vehicle Financing LLC, Automobile Receivable
 Nts., Series 2010-1A, Class A1, 2.60%, 2/15/14(2)        115,000        117,156
Honda Auto Receivables 2009-3 Owner Trust,
Automobile Asset-Backed Nts., Series 2009-3, Cl.
A2, 1.50%, 8/15/11                                         29,483         29,515
HSBC Home Equity Loan Trust 2005-3, Closed-End
Home Equity Loan Asset-Backed Certificates, Series
 2005-3, Cl. A1, 0.517%, 1/20/35(3)                       108,215        103,869
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates, Series 2001-1A, Cl. A1,
8.33%, 4/25/31(4)                                              63             63
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.607%,
3/15/16(3)                                                120,000        118,484
Merrill Auto Trust Securitization 2007-1,
Asset-Backed Nts., Series 2007-1, Cl. A4, 0.317%,
12/15/13(3)                                                92,060         91,749
Morgan Stanley Resecuritization Trust, Automobile
Receivable Nts., Series 2010-F, Cl. A, 0.522%,
6/17/11(2,3)                                              225,000        223,187
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%,
1/26/15(2,3)                                              185,000        185,556
Nissan Master Owner Trust, Automobile Receivable
Nts., Series 2010-AA, Cl. A, 1.407%, 1/15/13(2,3)         110,000        111,714
Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                            110,000        110,040
World Financial Network Credit Card Master Note
Trust, Credit Card Receivables, Series 2009-A, Cl.
A, 4.60%, 9/15/15                                         115,000        119,051
                                                                    ------------
Total Asset-Backed Securities (Cost $4,322,849)                        4,236,154


                           5 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
MORTGAGE-BACKED OBLIGATIONS--22.1%
GOVERNMENT AGENCY--18.0%
FHLMC/FNMA/FHLB/SPONSORED--15.0%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18                                      $    254,872   $    270,796
5%, 12/15/34                                               18,756         19,876
5.50%, 9/1/39                                             402,902        427,673
6.50%, 4/15/18-4/1/34                                     145,659        160,368
7%, 10/1/31                                               103,280        117,276
8%, 4/1/16                                                 55,560         60,455
9%, 8/1/22-5/1/25                                          19,121         21,311
Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg.
Investment Conduit Multiclass Pass-Through
Certificates:
Series 2006-11, Cl. PS, 23.627%, 3/25/36(3)               110,389        166,138
Series 2461, Cl. PZ, 6.50%, 6/15/32                       254,716        283,553
Series 2500, Cl. FD, 0.757%, 3/15/32(3)                    29,777         29,936
Series 2526, Cl. FE, 0.657%, 6/15/29(3)                    42,771         42,909
Series 2551, Cl. FD, 0.657%, 1/15/33(3)                    29,979         30,079
Series 2638, Cl. KG, 4%, 11/1/27                          351,958        356,663
Series 2648, Cl. JE, 3%, 2/1/30                           153,380        154,451
Series 2663, Cl. BA, 4%, 8/1/16                           162,182        165,408
Series 2676, Cl. KB, 5%, 2/1/20                            79,109         80,292
Series 2686, Cl. CD, 4.50%, 2/1/17                        122,840        125,457
Series 2907, Cl. GC, 5%, 6/1/27                            51,818         53,128
Series 2911, Cl. CU, 5%, 2/1/28                           151,178        154,670
Series 2929, Cl. PC, 5%, 1/1/28                            52,005         53,034
Series 2952, Cl. GJ, 4.50%, 12/1/28                        46,930         47,522
Series 3019, Cl. MD, 4.75%, 1/1/31                        112,061        115,397
Series 3025, Cl. SJ, 23.806%, 8/15/35(3)                   20,507         30,432
Series 3094, Cl. HS, 23.44%, 6/15/34(3)                    63,601         88,926
Series 3157, Cl. MC, 5.50%, 2/1/26                         29,734         29,739
Series 3242, Cl. QA, 5.50%, 3/1/30                        118,465        121,684
Series 3279, Cl. PH, 6%, 2/1/27                            19,461         19,462
Series 3291, Cl. NA, 5.50%, 10/1/27                       117,464        118,807
Series 3306, Cl. PA, 5.50%, 10/1/27                        94,442         95,738
Series R001, Cl. AE, 4.375%, 4/1/15                        51,913         52,888
Federal Home Loan Mortgage Corp., Interest-Only
Stripped
Mtg.-Backed Security:
Series 183, Cl. IO, 12.098%, 4/1/27(5)                    104,055         24,658
Series 192, Cl. IO, 9.347%, 2/1/28(5)                      28,715          4,933
Series 2130, Cl. SC, 50.589%, 3/15/29(5)                   77,778         14,583
Series 224, Cl. IO, 0%, 3/1/33(5,6)                       125,845         21,710
Series 243, Cl. 6, 2.394%, 12/15/32(5)                     84,653         17,586
Series 2527, Cl. SG, 26.979%, 2/15/32(5)                   12,171            576
Series 2531, Cl. ST, 37.932%, 2/15/30(5)                   16,594            899
Series 2796, Cl. SD, 65.821%, 7/15/26(5)                  118,631         22,137
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                   98,638          8,259
Series 2920, Cl. S, 67.198%, 1/15/35(5)                   477,383         71,906
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                  507,589         72,844
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                   74,527          9,985


                           6 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.428%, 6/1/26(7)                                    $     27,040   $     24,333
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40(8)                                 547,000        572,385
5%, 10/1/25-10/1/40(8)                                  1,455,000      1,534,850
5.50%, 10/1/25-10/1/40(8)                               2,444,000      2,600,316
6%, 11/25/17-3/1/37                                     1,289,272      1,403,954
6%, 10/1/25(8)                                          1,213,000      1,308,856
6%, 11/1/34(9)                                            544,391        594,363
6.50%, 5/25/17-10/25/19                                   349,074        378,820
6.50%, 10/1/40(8)                                         694,000        756,785
7%, 10/25/35                                               43,398         48,448
8.50%, 7/1/32                                               3,367          3,806
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through
Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                        79,279         87,493
Trust 2002-56, Cl. KW, 6%, 4/25/23                          3,706          3,706
Trust 2003-130, Cl. CS, 13.588%, 12/25/33(3)               55,052         65,205
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                     662,000        759,820
Trust 2004-101, Cl. BG, 5%, 1/25/20                       452,000        494,995
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                       43,274         44,216
Trust 2004-9, Cl. AB, 4%, 7/1/17                          188,803        194,151
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                   270,000        308,104
Trust 2005-12, Cl. JC, 5%, 6/1/28                         138,387        142,408
Trust 2005-22, Cl. EC, 5%, 10/1/28                         80,192         82,564
Trust 2005-30, Cl. CU, 5%, 4/1/29                          59,154         61,110
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                     250,000        283,526
Trust 2006-46, Cl. SW, 23.26%, 6/25/36(3)                  86,307        127,928
Trust 2006-50, Cl. KS, 23.26%, 6/25/36(3)                  74,209        103,846
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                     131,850        133,965
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 42.383%, 11/25/31(5)                229,169         47,752
Trust 2001-81, Cl. S, 34.875%, 1/25/32(5)                  56,139         10,574
Trust 2002-47, Cl. NS, 32.377%, 4/25/32(5)                134,526         27,283
Trust 2002-51, Cl. S, 32.667%, 8/25/32(5)                 123,528         24,836
Trust 2002-52, Cl. SD, 38.393%, 9/25/32(5)                150,150         28,396
Trust 2002-77, Cl. SH, 44.127%, 12/18/32(5)                73,748         15,655
Trust 2002-84, Cl. SA, 43.299%, 12/25/32(5)               204,876         31,246
Trust 2003-33, Cl. SP, 51.444%, 5/25/33(5)                228,919         30,774
Trust 2003-4, Cl. S, 40.104%, 2/25/33(5)                  135,475         18,737
Trust 2003-89, Cl. XS, 44.717%, 11/25/32(5)                33,585          2,200
Trust 2004-54, Cl. DS, 48.465%, 11/25/30(5)               119,171         18,844
Trust 2004-56, Cl. SE, 13.09%, 10/25/33(5)                124,833         15,809
Trust 2005-40, Cl. SA, 61.806%, 5/25/35(5)                267,012         40,535
Trust 2005-71, Cl. SA, 67.488%, 8/25/25(5)                334,365         53,760
Trust 2005-87, Cl. SE, 64.374%, 10/25/35(5)               266,718         31,631
Trust 2005-87, Cl. SG, 98.194%, 10/25/35(5)               678,588         94,203


                           7 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2005-93, Cl. SI, 11.194%, 10/25/35(5)          $    141,741   $     17,636
Trust 2008-67, Cl. KS, 27.358%, 8/25/34(5)                305,966         21,476
Trust 222, Cl. 2, 18.399%, 6/1/23(5)                      219,943         41,405
Trust 252, Cl. 2, 28.314%, 11/1/23(5)                     183,485         39,381
Trust 319, Cl. 2, 2.99%, 2/1/32(5)                         48,641          9,060
Trust 320, Cl. 2, 6.798%, 4/1/32(5)                        39,743          8,816
Trust 321, Cl. 2, 0%, 4/1/32(5,6)                         510,173         95,227
Trust 331, Cl. 9, 1.863%, 2/1/33(5)                       136,813         25,285
Trust 334, Cl. 17, 9.214%, 2/1/33(5)                       90,372         17,837
Trust 339, Cl. 12, 0%, 7/1/33(5, 6)                       135,714         24,812
Trust 339, Cl. 7, 0%, 7/1/33(5, 6)                        405,593         66,678
Trust 343, Cl. 13, 0%, 9/1/33(5, 6)                       125,570         23,921
Trust 345, Cl. 9, 0%, 1/1/34(5, 6)                        217,762         35,650
Trust 351, Cl. 10, 0%, 4/1/34(5, 6)                        18,368          2,940
Trust 351, Cl. 8, 0%, 4/1/34(5, 6)                         62,604         10,263
Trust 356, Cl. 10, 0%, 6/1/35(5, 6)                        52,942          8,426
Trust 356, Cl. 12, 0%, 2/1/35(5, 6)                        31,693          5,244
Trust 362, Cl. 13, 1.546%, 8/1/35(5)                      150,186         23,924
Trust 364, Cl. 16, 0%, 9/1/35(5, 6)                       139,039         19,883
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security, Trust 1993-184,
Cl. M, 5.094%, 9/25/23(7)                                  73,340         65,666
                                                                    ------------
                                                                      16,939,862
                                                                    ------------
GNMA/GUARANTEED--3.0%
Government National Mortgage Assn.:
4.50%, 10/1/40(8)                                       2,745,000      2,888,256
7%, 1/30/24                                                81,731         92,922
7.50%, 1/30/23-6/30/24                                     90,093        102,787
8%, 5/30/17                                                29,646         33,177
8.50%, 8/1/17-12/15/17                                     26,616         29,573
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 84.191%, 1/16/27(5)               135,922         26,027
Series 2002-15, Cl. SM, 72.025%, 2/16/32(5)               153,045         31,116
Series 2002-76, Cl. SY, 76.958%, 12/16/26(5)              341,351         70,538
Series 2004-11, Cl. SM, 62.686%, 1/17/30(5)               113,708         25,707
                                                                    ------------
                                                                       3,300,103
                                                                    ------------
NON-AGENCY--4.1%
COMMERCIAL--2.8%
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                     190,000        189,596
Series 2007-1, Cl. A4, 5.451%, 1/1/17                     160,000        168,069
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                   220,000        203,982
Bear Stearns Commercial Mortgage Securities Trust
2007-PW18, Commercial Mtg. Pass-Through
Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50         250,000        263,557


                           8 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
COMMERCIAL CONTINUED
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates, Series
2008-C7, Cl. AM, 6.294%, 12/1/49(3)                      $235,000   $    222,087
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A4, 5.322%,
12/1/49                                                   135,000        140,175
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through
Certificates, Series 2006-AB4, Cl. A1A, 6.005%,
10/25/36                                                  127,279         88,818
First Horizon Alternative Mortgage Securities
Trust 2004-FA2, Mtg. Pass-Through Certificates,
Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                     118,203        112,786
First Horizon Alternative Mortgage Securities
Trust 2007-FA2, Mtg. Pass-Through Certificates,
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                  107,805         84,750
First Horizon Mortgage Pass-Through Trust
2007-AR3, Mtg. Pass-Through Certificates, Series
2007-AR3, Cl. 1A1, 6.083%, 11/1/37(3)                      87,034         72,056
GE Capital Commercial Mortgage Corp., Commercial
Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%,
7/10/39                                                    51,056         51,639
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations:
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39                   120,000        128,027
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16(2)               180,000        183,873
Impac CMB Trust Series 2005-4, Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A,
0.796%, 5/25/35(3)                                        138,492        103,652
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                 40,000         40,927
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(4)              55,000         54,742
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                165,000        171,858
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                   20,000         20,847
JPMorgan Chase Commercial Mortgage Securities
Trust 2006-LDP7, Commercial Mtg. Pass-Through
Certificates, Series 2006-LDP7, 6.062%, 4/1/45(3)         200,000        199,291
Mastr Alternative Loan Trust 2004-6, Mtg.
Pass-Through Certificates, Series 2004-6, Cl.
10A1, 6%, 7/25/34                                         240,517        239,221
ML-CFC Commercial Mortgage Trust 2006-3,
Commercial Mtg. Pass-Through Certificates, Series
2006-3, Cl. AM, 5.465%, 7/12/46                           230,000        223,146
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 7/1/17                          120,000        124,879
Wells Fargo Mortgage-Backed Securities 2005-AR1
Trust, Mtg. Pass-Through Certificates, Series
2005-AR1, Cl. 1A1, 2.853%, 2/1/35(3)                       80,451         73,628
                                                                    ------------
                                                                       3,161,606
                                                                    ------------
MANUFACTURED HOUSING--0.4%
Wells Fargo Mortgage-Backed Securities 2006-AR2
Trust, Mtg. Pass-Through Certificates, Series
2006-AR2, Cl. 2A5, 4.577%, 3/25/36(3)                     540,341        461,757


                           9 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
MULTIFAMILY--0.4%
GE Capital Commercial Mortgage Corp., Commercial
Mtg. Pass-Through Certificates, Series 2001-3, Cl.
A2, 6.07%, 6/1/38                                    $    150,000   $    156,068
Wells Fargo Mortgage-Backed Securities 2006-AR6
Trust, Mtg. Pass-Through Certificates, Series
2006-AR6, Cl. 3A1, 4.917%, 3/25/36(3)                     271,830        244,827
                                                                    ------------
                                                                         400,895
                                                                    ------------
OTHER--0.1%
Greenwich Capital Commercial Funding
Corp./Commercial Mortgage Trust 2007-GG9,
Commercial Mtg. Pass-Through Certificates,
Series 2007-GG9, Cl. A4, 5.444%, 3/1/39                   145,000        153,117
                                                                    ------------
RESIDENTIAL--0.4%
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates, Series
2008-C7, Cl. A4, 6.294%, 12/1/49(3)                       160,000        172,041
Countrywide Alternative Loan Trust 2005-29CB, Mtg.
Pass-Through Certificates, Series 2005-29CB, Cl.
A4, 5%, 7/1/35                                            133,889        104,082
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                         79,177         79,947
Wells Fargo Mortgage-Backed Securities 2004-R
Trust, Mtg. Pass-Through Certificates, Series
2004-R, Cl. 2A1, 2.874%, 9/1/34(3)                        134,142        130,888
                                                                    ------------
                                                                         486,958
                                                                    ------------
Total Mortgage-Backed Obligations (Cost $23,886,973)                  24,904,298
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS--0.6%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15                                            185,000        197,234
5%, 2/16/17                                                65,000         76,467
5.25%, 4/18/16                                            105,000        124,307
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15                                          130,000        130,169
2.375%, 7/28/15                                            40,000         41,626
4.875%, 12/15/16                                           55,000         64,298
5%, 3/15/16                                                70,000         81,805
                                                                    ------------
Total U.S. Government Obligations (Cost $681,846)                        715,906
                                                                    ------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.9%
CONSUMER DISCRETIONARY--2.2%
AUTOMOBILES--0.1%
DaimlerChrysler North America Holding
Corp./Daimler Finance North America LLC, 6.50% Sr.
Unsec. Unsub. Nts., 11/15/13                              100,000        114,473
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                    110,000        114,950
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(2)                                                165,000        178,200



                           10 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Marriott International, Inc., 6.20% Sr. Unsec.
Unsub. Nts., 6/15/16                                 $    122,000   $    137,406
                                                                    ------------
                                                                         315,606
                                                                    ------------
HOUSEHOLD DURABLES--0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub.
Nts., 6/15/14                                             175,000        198,783
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12                85,000         92,654
                                                                    ------------
                                                                         291,437
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13                           110,000        119,084
6.125% Sr. Unsec. Nts., 6/15/11                           100,000        103,273
                                                                    ------------
                                                                         222,357
                                                                    ------------
MEDIA--0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                 98,000        127,953
Comcast Cable Communications Holdings, Inc.,
9.455% Sr. Unsec. Nts., 11/15/22                           67,000         94,668
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
7.625% Sr. Unsec. Unsub. Nts., 5/15/16                    195,000        217,676
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19             90,000         97,313
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds,
1/15/40                                                    90,000        102,818
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14          100,000        115,000
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                    59,000         76,668
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30             63,000         76,040
Virgin Media Secured Finance plc, 6.50% Sr. Sec.
Nts., 1/15/18                                             110,000        116,600
                                                                    ------------
                                                                       1,024,736
                                                                    ------------
MULTILINE RETAIL--0.1%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts.,
4/1/37                                                    110,000        111,513
                                                                    ------------
SPECIALTY RETAIL--0.2%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts.,
5/1/20                                                    114,000        123,690
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
4/1/11                                                    149,000        153,866
                                                                    ------------
                                                                         277,556
                                                                    ------------
CONSUMER STAPLES--0.6%
BEVERAGES--0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr.
Unsec. Unsub. Nts., 1/15/19(2)                            163,000        211,786
Constellation Brands, Inc., 8.375% Sr. Nts.,
12/15/14                                                  100,000        110,875
                                                                    ------------
                                                                         322,661
                                                                    ------------
FOOD & STAPLES RETAILING--0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31           50,000         70,859
                                                                    ------------
FOOD PRODUCTS--0.1%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                      45,000         48,094
8.50% Sr. Unsec. Nts., 6/15/19                             45,000         54,477
                                                                    ------------
                                                                         102,571
                                                                    ------------
TOBACCO--0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts.,
11/10/18                                                   85,000        115,229
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts.,
5/1/40                                                     66,000         71,076
                                                                    ------------
                                                                         186,305
                                                                    ------------


                           11 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
ENERGY--1.2%
ENERGY EQUIPMENT & SERVICES--0.1%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17         $    115,000   $    118,987
Weatherford International Ltd., 6.50% Sr. Unsec.
Bonds, 8/1/36                                              72,000         73,032
                                                                    ------------
                                                                         192,019
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS--1.1%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16             110,000        122,925
Energy Transfer Partners LP, 7.50% Sr. Unsec.
Unsub. Bonds, 7/1/38                                       80,000         94,700
Enterprise Products Operating LLP, 7.50% Sr.
Unsec. Unsub. Nts., 2/1/11                                110,000        112,284
Kaneb Pipe Line Operating Partnership LP, 5.875%
Sr. Unsec. Nts., 6/1/13                                   195,000        212,875
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds,
5/15/37                                                    50,000         54,651
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.50% Sr. Sec. Nts., 9/30/14(2)                            60,000         66,085
Rockies Express Pipeline LLC, 5.625% Sr. Unsec.
Unsub. Nts., 4/15/20(2)                                    75,000         75,548
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18           108,000        122,580
Williams Cos., Inc. (The) Credit Linked
Certificates Trust V, 6.375% Sr. Unsec. Nts.,
10/1/10(2)                                                 80,000         80,000
Williams Partners LP/Williams Partners Finance
Corp., 7.25% Sr. Unsec. Nts., 2/1/17                      100,000        119,258
Woodside Finance Ltd., 4.50% Nts., 11/10/14(2)            160,000        171,900
                                                                    ------------
                                                                       1,232,806
                                                                    ------------
FINANCIALS--5.3%
CAPITAL MARKETS--1.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr.
Unsec. Nts., 8/15/19(2)                                   163,000        173,303
Discover Bank, 7% Sub. Nts., 4/15/20                      110,000        119,875
Goldman Sachs Capital, Inc. (The), 6.345% Sub.
Bonds, 2/15/34                                            118,000        114,089
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec.
Unsub. Nts., 3/15/20                                      123,000        129,884
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts.,
8/10/17(2)                                                181,000        183,885
Morgan Stanley, 5.55% Sr. Unsec. Unsub. Nts.,
Series F, 4/27/17                                         330,000        350,247
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts.,
8/12/13                                                   112,000        113,220
                                                                    ------------
                                                                       1,184,503
                                                                    ------------
COMMERCIAL BANKS--1.3%
ANZ National International Ltd., 2.375% Sr. Unsec.
Nts., 12/21/12(2)                                         110,000        111,609
Barclays Bank plc, 6.278% Perpetual Bonds(10)             250,000        220,000
BNP Paribas SA, 5.186% Sub. Perpetual Nts.(2, 10)         120,000        113,700
Comerica Capital Trust II, 6.576% Bonds,
2/20/37(3)                                                134,000        134,168
HSBC Finance Capital Trust IX, 5.911% Nts.,
11/30/35(3)                                               290,000        273,688
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts.,
9/14/20(2)                                                112,000        113,268
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec.
Unsub. Nts., 8/24/20                                      110,000        115,532
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11           105,000        109,201


                           12 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
COMMERCIAL BANKS CONTINUED
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(10)                                         $    231,000   $    244,283
                                                                    ------------
                                                                       1,435,449
CONSUMER FINANCE--0.2%
American Express Bank FSB, 5.55% Sr. Unsec. Nts.,
10/17/12                                                   95,000        102,388
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37(3)     180,000        180,900
                                                                    ------------
                                                                         283,288
DIVERSIFIED FINANCIAL SERVICES--1.0%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20                            278,000        288,177
6.01% Sr. Unsec. Nts., 1/15/15                            111,000        122,182
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual
Bonds(10)                                                 123,000        111,008
JPMorgan Chase & Co., 7.90% Perpetual Bonds,
Series 1(10)                                              320,000        344,087
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds,
5/14/38                                                   235,000        273,411
                                                                    ------------
                                                                       1,138,865
                                                                    ------------
INSURANCE--1.4%
American International Group, Inc., 5.85% Sr.
Unsec. Nts., Series G, 1/16/18                             95,000         98,800
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                              85,000         94,153
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub.
Nts., 12/15/16                                            185,000        208,933
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(2)                                                105,000        112,011
Hartford Financial Services Group, Inc. (The),
5.25% Sr. Unsec. Nts., 10/15/11                           113,000        117,234
Irish Life & Permanent Group Holdings plc, 3.60%
Sr. Unsec. Unsub. Nts., 1/14/13(2)                        150,000        141,801
Lincoln National Corp., 6.05% Jr. Unsec. Sub.
Bonds, 4/20/67                                            215,000        189,738
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts.,
12/15/12                                                   30,000         32,272
Principal Life Global Funding I, 4.40% Sr. Sec.
Nts., 10/1/10(2)                                          101,000        101,000
Prudential Financial, Inc., 3.625% Sr. Unsec.
Unsub. Nts., 9/17/12                                      105,000        109,151
Swiss Re Capital I LP, 6.854% Perpetual
Bonds(2, 10)                                              220,000        206,017
ZFS Finance USA Trust IV, 5.875% Sub. Bonds,
5/9/32(2)                                                 123,000        115,849
                                                                    ------------
                                                                       1,526,959
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS--0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec.
Unsub. Nts., 9/15/11                                       45,000         47,124
Brandywine Operating Partnership LP, 5.75% Sr.
Unsec. Unsub. Nts., 4/1/12                                 57,000         59,125
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts.,
3/15/11                                                   115,000        117,647
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                    43,000         44,530
Simon Property Group LP, 5% Sr. Unsec. Unsub.
Nts., 3/1/12                                              110,000        114,115
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec.
Unsub. Nts., 10/1/12(2)                                    50,000         53,356
                                                                    ------------
                                                                         435,897
                                                                    ------------


                           13 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
HEALTH CARE--0.6%
BIOTECHNOLOGY--0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20(2)               $    108,000       $120,323
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts.,
9/15/40                                                    90,000         93,543
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19                   105,000        117,600
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts.,
1/15/11                                                    95,000         96,114
                                                                    ------------
                                                                         213,714
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.2%
Life Technologies Corp., 6% Sr. Nts., 3/1/20              185,000        209,954
                                                                    ------------
INDUSTRIALS--1.1%
AEROSPACE & DEFENSE--0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts.,
4/1/16                                                    109,000        114,178
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec.
Unsub. Nts., 7/15/39(2)                                   151,000        170,991
                                                                    ------------
                                                                         285,169
                                                                    ------------
CHEMICALS--0.1%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                      96,000         96,238
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec.
Debs., 9/15/35                                             38,000         47,222
Corrections Corp. of America, 7.75% Sr. Nts.,
6/1/17                                                    107,000        115,560
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
1/15/12                                                   105,000        107,570
Republic Services, Inc., 6.75% Sr. Unsec. Unsub.
Nts., 8/15/11                                              70,000         73,290
                                                                    ------------
                                                                         343,642
                                                                    ------------
ELECTRICAL EQUIPMENT--0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19            105,000        121,739
                                                                    ------------
INDUSTRIAL CONGLOMERATES--0.2%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                  105,000        110,043
5.875% Unsec. Unsub. Nts., 1/14/38                         40,000         40,763
Tyco International Ltd./Tyco International Finance
SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21                 94,000        117,088
                                                                    ------------
                                                                         267,894
                                                                    ------------
MACHINERY--0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14               115,000        125,925
                                                                    ------------
INFORMATION TECHNOLOGY--0.4%
COMMUNICATIONS EQUIPMENT--0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11               105,000        111,540
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub.
Nts., 7/15/20                                             196,000        208,376
                                                                    ------------
SOFTWARE--0.1%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40(2)                113,000        122,007
                                                                    ------------
MATERIALS--0.8%
CHEMICALS--0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17             100,000        115,000
CF Industries, Inc., 6.875% Sr. Unsec. Unsub.
Nts., 5/1/18                                              109,000        117,584
                                                                    ------------
                                                                         232,584
                                                                    ------------


                           14 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                       Principal
                                                         Amount         Value
                                                     ------------   ------------
CONTAINERS & PACKAGING--0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16           $    110,000   $    119,350
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                102,000        110,666
                                                                    ------------
                                                                         230,016
                                                                    ------------
METALS & MINING--0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr.
Nts., 4/1/17                                              160,000        178,826
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19         74,000         93,327
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts.,
10/15/15                                                   19,000         20,576
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                      60,000         65,262
6% Sr. Unsec. Unsub. Nts., 10/15/15                        74,000         82,515
                                                                    ------------
                                                                         440,506
                                                                    ------------
TELECOMMUNICATION SERVICES--1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38               102,000        115,572
British Telecommunications plc, 9.875% Bonds,
12/15/30                                                   67,000         93,511
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13              105,000        115,054
Frontier Communications Corp., 8.25% Sr. Unsec.
Nts., 4/15/17                                             110,000        120,863
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts.,
6/15/15                                                   101,000        115,645
Telecom Italia Capital SA, 4.875% Sr. Unsec.
Unsub. Nts., 10/1/10                                      196,000        196,000
Telus Corp., 8% Nts., 6/1/11                               58,000         60,741
Verizon Communications, Inc., 6.40% Sr. Unsec.
Nts., 2/15/38                                              67,000         77,738
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts.,
8/1/16                                                    120,000        127,500
                                                                    ------------
                                                                       1,022,624
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17         78,000         91,163
                                                                    ------------
UTILITIES--0.7%
ELECTRIC UTILITIES--0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds,
4/15/12(2)                                                 98,000        105,866
FirstEnergy Solutions Corp., 6.80% Sr. Unsec.
Nts., 8/15/39                                              66,000         66,704
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub.
Nts., 8/15/13                                              75,000         75,389
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds,
9/30/40(2)                                                 90,000         91,992
Texas-New Mexico Power Co., 9.50% Sec. Nts.,
4/1/19(2)                                                 115,000        151,435
                                                                    ------------
                                                                         491,386
                                                                    ------------
MULTI-UTILITIES--0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20           110,000        116,338
NiSource Finance Corp., 10.75% Sr. Unsec. Nts.,
3/15/16                                                   138,000        182,548
                                                                    ------------
                                                                         298,886
                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $14,717,398)                                                 15,712,039
                                                                    ------------

                                                        Shares
                                                     ------------
INVESTMENT COMPANIES--1.7%
JPMorgan U.S. Treasury Plus Money Market Fund,
Agency Shares, 0.00%(11, 12)                               93,567         93,567


                           15 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
Oppenheimer Institutional Money Market Fund, Cl. E,
0.24%(11, 13)                                           1,847,230   $  1,847,230
                                                                    ------------
Total Investment Companies (Cost $1,940,797)                           1,940,797
                                                                    ------------
TOTAL INVESTMENTS, AT VALUE (COST $116,771,788)            108.3%    122,274,688
Liabilities in Excess of Other Assets                       (8.3)     (9,408,024)
                                                           -----    ------------
Net Assets                                                 100.0%   $112,866,664
                                                           =====    ============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,460,618 or 3.95% of the Fund's net assets as of September 30, 2010.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $54,805, which represents 0.05% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows

                                                     ACQUISITION                        UNREALIZED
SECURITY                                                 DATE        COST     VALUE    APPRECIATION
--------                                             -----------   -------   -------   ------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49               7/14/10   $54,313   $54,742       $429
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates, Series 2001-1A, Cl. A1,
8.33%, 4/25/31                                            2/5/01        63        63         --
                                                                   -------   -------       ----
                                                                   $54,376   $54,805       $429
                                                                   =======   =======       ====

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,413,563 or 1.25% of the Fund's net assets as of September 30, 2010.

(6.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(7.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $89,999 or 0.08% of the Fund's net assets as of September 30, 2010.

(8.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(9.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $12,357. See accompanying Notes.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.) Rate shown is the 7-day yield as of September 30, 2010.

(12.) Interest rate is less than 0.0005%.

(13.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                  SHARES           GROSS        GROSS            SHARES
                            DECEMBER 31, 2009    ADDITIONS    REDUCTIONS   SEPTEMBER 30, 2010
                            -----------------   ----------   -----------   ------------------
Oppenheimer Institutional
Money Market Fund, Cl. E        2,501,190       37,417,204    38,071,164        1,847,230

                               VALUE     INCOME
                            ----------   -------
Oppenheimer Institutional
Money Market Fund, Cl. E    $1,847,230   $2,042


                           16 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                      LEVEL 2--
                                       LEVEL 1--         OTHER        LEVEL 3--
                                      UNADJUSTED      SIGNIFICANT   SIGNIFICANT
                                        QUOTED       OBSERVABLE     UNOBSERVABLE
                                        PRICES          INPUTS         INPUTS          VALUE
                                    --------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary            $  9,721,482    $         --        $--       $  9,721,482
   Consumer Staples                    12,931,489              --         --         12,931,489
   Energy                               8,076,579              --         --          8,076,579
   Financials                          11,521,856              --         --         11,521,856
   Health Care                         10,839,111              --         --         10,839,111
   Industrials                          6,888,807              --         --          6,888,807
   Information Technology               5,663,075              --         --          5,663,075
   Materials                            3,575,632              --         --          3,575,632
   Telecommunication Services           3,077,683              --         --          3,077,683
   Utilities                            2,469,780              --         --          2,469,780
Asset-Backed Securities                        --       4,236,154         --          4,236,154
Mortgage-Backed Obligations                    --      24,904,298         --         24,904,298
U.S. Government Obligations                    --         715,906         --            715,906
Non-Convertible Corporate Bonds and
Notes                                          --      15,712,039         --         15,712,039
Investment Companies                    1,940,797              --         --          1,940,797
                                     ------------    ------------        ---       ------------
Total Investments, at Value            76,706,291      45,568,397         --        122,274,688
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                    --           6,649         --              6,649
Futures margins                             3,308              --         --              3,308
                                     ------------    ------------        ---       ------------
Total Assets                         $ 76,709,599    $ 45,575,046        $--       $122,284,645
                                     ------------    ------------        ---       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value          $        --     $     (9,947)       $--       $     (9,947)
Futures margins                            (1,545)             --         --             (1,545)
                                     ------------    ------------        ---       ------------
Total Liabilities                    $     (1,545)   $     (9,947)       $--       $    (11,492)
                                     ------------    ------------        ---       ------------


                          17 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                      UNREALIZED
                                              NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION               BUY/SELL   CONTRACTS      DATE         VALUE     (DEPRECIATION)
--------------------------------   --------   ---------   ----------   ----------   --------------
U.S. Treasury Long Bonds, 20 yr.      Buy        39       12/21/10     $5,215,031      $14,937
U.S. Treasury Nts., 2 yr.            Sell         2       12/31/10        438,969         (471)
U.S. Treasury Nts., 5 yr.            Sell         4       12/31/10        483,469       (2,922)
U.S. Treasury Nts., 10 yr.            Buy        20       12/21/10      2,520,938        9,586
                                                                                       -------
                                                                                       $21,130
                                                                                       =======

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                PAY/
                                         BUY/SELL   NOTIONAL   RECEIVE                             UNREALIZED
REFERENCE ENTITY/                         CREDIT     AMOUNT     FIXED    TERMINATION              APPRECIATION
SWAP COUNTERPARTY                       PROTECTION   (000'S)    RATE        DATE        VALUE    (DEPRECIATION)
-------------------------------------   ----------  --------   -------   -----------   -------   --------------
VALE INCO LTD.:
Morgan Stanley Capital Services, Inc.          Buy   $  240     0.70%      3/20/17      $ 2,819     $  2,819
Morgan Stanley Capital Services, Inc.          Buy      240     0.63       3/20/17        3,830        3,830
                                                     ------                             -------     --------
                                             Total      480                               6,649        6,649
                                                     ------                             -------     --------
VALE OVERSEAS:
Morgan Stanley Capital Services, Inc.         Sell      240     1.17       3/20/17       (4,485)      (4,485)
Morgan Stanley Capital Services, Inc.         Sell      240     1.10       3/20/17       (5,462)      (5,462)
                                                     ------                             -------     --------
                                             Total      480                              (9,947)      (9,947)
                                                     ------                             -------     --------
Grand Total Buys                                                                          6,649        6,649
Grand Total Sells                                                                        (9,947)      (9,947)
                                                                                        -------     --------
Total Credit Default Swaps                                                              $(3,298)    $ (3,298)
                                                                                        =======     ========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                   TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD   PAYMENTS FOR SELLING CREDIT                         REFERENCE ASSET
PROTECTION                                        PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*   RATING RANGE**
----------------------------------------------   ---------------------------   -------------------   ---------------
Investment Grade Single Name Corporate Debt               $480,000                     $--                  BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.


                           18 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

SWAP SUMMARY AS OF SEPTEMBER 30, 2010 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                  SWAP TYPE FROM           AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE           (000'S)    VALUE
--------------------------------------   ------------------------------   --------   -------
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection     $480      $ 6,649
                                         Credit Default Sell Protection     480       (9,947)
                                                                                     -------
Total Swaps                                                                          $(3,298)
                                                                                     =======

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on:


                           19 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                             BASIS TRANSACTIONS
                       -------------------------------
Purchased securities              $9,663,535

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated


                           20 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors


                           21 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,649, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $3,298 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.


                           22 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would


                           23 | Total Return Portfolio

Total Return Portfolio
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

     be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $116,782,953
Federal tax cost of other investments      6,792,401
                                        ------------
Total federal tax cost                  $123,575,354
                                        ============
Gross unrealized appreciation           $  8,412,342
Gross unrealized depreciation             (2,902,775)
                                        ------------
Net unrealized appreciation             $  5,509,567
                                        ============


                           24 | Total Return Portfolio

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
COMMON STOCKS--97.0%
CONSUMER DISCRETIONARY--13.7%
AUTOMOBILES--0.8%
Bayerische Motoren Werke (BMW) AG                          29,245   $  2,050,427
Honda Motor Co. Ltd.                                       50,820      1,803,781
                                                                    ------------
                                                                       3,854,208
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES--1.3%
Benesse Holdings, Inc.                                     45,025      2,168,190
Dignity plc                                               201,590      2,181,902
MegaStudy Co. Ltd.(1)                                      11,455      1,693,763
                                                                    ------------
                                                                       6,043,855
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Carnival Corp.                                             85,800      3,278,418
William Hill plc                                          763,057      1,989,812
                                                                    ------------
                                                                       5,268,230
                                                                    ------------
HOUSEHOLD DURABLES--0.8%
SEB SA                                                     40,778      3,498,878
                                                                    ------------
INTERNET & CATALOG RETAIL--0.2%
DeNA Co. Ltd                                               26,500        834,553
                                                                    ------------
MEDIA--1.5%
Grupo Televisa SA, Sponsored GDR                           97,300      1,840,916
Vivendi SA                                                 80,960      2,212,896
Zee Entertainment Enterprises Ltd.                        376,800      2,517,311
                                                                    ------------
                                                                       6,571,123
                                                                    ------------
MULTILINE RETAIL--0.5%
Pinault-Printemps-Redoute SA                               13,420      2,172,513
                                                                    ------------
SPECIALTY RETAIL--1.9%
Hennes & Mauritz AB, Cl. B                                 47,000      1,702,093
Industria de Diseno Textil SA                              88,100      6,998,374
                                                                    ------------
                                                                       8,700,467
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--5.5%
Burberry Group plc                                        487,775      7,968,928
Compagnie Financiere Richemont SA, Cl. A                   70,943      3,415,574
Luxottica Group SpA                                        96,900      2,649,909
LVMH Moet Hennessy Louis Vuitton SA                        40,140      5,887,973
Swatch Group AG (The), Cl. B                               12,020      4,522,255
                                                                    ------------
                                                                      24,444,639
                                                                    ------------
CONSUMER STAPLES--9.2%
BEVERAGES--2.8%
C&C Group plc                                           1,127,347      4,948,684
Diageo plc                                                174,800      3,009,532
Heineken NV                                                30,761      1,595,207
Pernod-Ricard SA                                           36,310      3,031,856
                                                                    ------------
                                                                      12,585,279
                                                                    ------------
FOOD & STAPLES RETAILING--1.4%
Shoppers Drug Mart Corp.                                   92,429      3,592,415
Woolworths Ltd.                                            93,613      2,609,485
                                                                    ------------
                                                                       6,201,900
                                                                    ------------


                  1 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
FOOD PRODUCTS--3.6%
Aryzta AG                                                  66,159   $  2,895,066
Barry Callebaut AG                                          7,982      6,242,474
Nestle SA                                                  51,133      2,724,075
Unilever plc                                              151,580      4,383,719
                                                                    ------------
                                                                      16,245,334
                                                                    ------------
HOUSEHOLD PRODUCTS--0.9%
Reckitt Benckiser Group plc                                71,117      3,911,223
                                                                    ------------
PERSONAL PRODUCTS--0.5%
L'Oreal SA                                                 17,860      2,008,197
                                                                    ------------
ENERGY--3.5%
ENERGY EQUIPMENT & SERVICES--1.8%
Saipem SpA                                                 44,200      1,770,314
Schoeller-Bleckmann Oilfield Equipment AG                  30,200      1,972,671
Technip SA                                                 52,490      4,235,168
                                                                    ------------
                                                                       7,978,153
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS--1.7%
BG Group plc                                              371,100      6,520,396
Tsakos Energy Navigation Ltd.                              69,000        919,080
                                                                    ------------
                                                                       7,439,476
                                                                    ------------
FINANCIALS--9.0%
CAPITAL MARKETS--6.4%
3i Group plc                                              304,673      1,371,215
BinckBank NV                                              344,500      4,811,466
Collins Stewart plc                                     1,815,409      2,395,525
Credit Suisse Group AG                                     93,633      4,002,021
Deutsche Bank AG                                           93,610      5,123,704
ICAP plc                                                1,031,039      6,988,805
Swissquote Group Holding SA                                29,936      1,198,780
Tullett Prebon plc                                        421,990      2,634,372
                                                                    ------------
                                                                      28,525,888
                                                                    ------------
COMMERCIAL BANKS--0.6%
ICICI Bank Ltd., Sponsored ADR                             50,325      2,508,701
                                                                    ------------
INSURANCE--1.6%
AMP Ltd.                                                  281,668      1,391,175
Prudential plc                                            329,483      3,294,416
QBE Insurance Group Ltd.                                  135,001      2,252,170
                                                                    ------------
                                                                       6,937,761
                                                                    ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Solidere, GDR(2)                                           33,820        633,110
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--0.3%
Housing Development Finance Corp. Ltd.                     96,500      1,574,581
                                                                    ------------
HEALTH CARE--12.2%
BIOTECHNOLOGY--2.4%
CSL Ltd.                                                  183,400      5,858,604
Grifols SA                                                331,368      4,752,285
Marshall Edwards, Inc.(1, 3)                               63,790         74,634
Marshall Edwards, Inc., Legend Shares(1, 3)                 7,500          8,775
                                                                    ------------
                                                                      10,694,298
                                                                    ------------


                  2 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
DiaSorin SpA                                               79,780   $  3,276,947
Essilor International SA                                   51,890      3,570,205
Nobel Biocare Holding AG                                   28,463        511,242
Smith & Nephew plc                                        232,846      2,123,333
Sonova Holding AG                                          30,883      3,771,394
Straumann Holding AG                                       11,781      2,629,190
Synthes, Inc.                                              47,639      5,507,343
Terumo Corp.                                               58,000      3,077,863
William Demant Holding AS(1)                               42,055      3,103,276
                                                                    ------------
                                                                      27,570,793
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Sonic Healthcare Ltd.                                     547,758      5,823,777
                                                                    ------------
HEALTH CARE TECHNOLOGY--0.0%
Ortivus AB, Cl. B(1)                                      279,600        170,074
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
BTG plc(1)                                                457,454      1,638,435
Tyrian Diagnostics Ltd.(1)                              9,315,698        126,057
                                                                    ------------
                                                                       1,764,492
                                                                    ------------
PHARMACEUTICALS--1.9%
Novogen Ltd.(1)                                         1,154,071        138,962
Roche Holding AG                                           41,147      5,619,424
Sanofi-Aventis SA                                          19,845      1,322,252
Takeda Pharmaceutical Co. Ltd.                             35,100      1,612,464
                                                                    ------------
                                                                       8,693,102
                                                                    ------------
INDUSTRIALS--23.4%
AEROSPACE & DEFENSE--1.9%
Empresa Brasileira de Aeronautica SA                      536,126      3,745,277
European Aeronautic Defense & Space Co.(1)                182,050      4,540,454
                                                                    ------------
                                                                       8,285,731
                                                                    ------------
AIR FREIGHT & LOGISTICS--0.2%
Toll Holdings Ltd.                                        157,403      1,004,108
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--3.6%
Aggreko plc                                               349,600      8,622,200
De La Rue plc                                             123,200      1,278,293
Prosegur Compania de Seguridad SA                         105,800      6,328,904
                                                                    ------------
                                                                      16,229,397
                                                                    ------------
CONSTRUCTION & ENGINEERING--3.1%
Koninklijke Boskalis Westminster NV                        80,031      3,358,718
Leighton Holdings Ltd.                                     50,480      1,613,041
Maire Tecnimont SpA                                       763,200      3,035,466
Outotec OYJ                                                38,500      1,630,191
Trevi Finanziaria SpA                                     293,634      4,159,088
                                                                    ------------
                                                                      13,796,504
                                                                    ------------
ELECTRICAL EQUIPMENT--4.8%
ABB Ltd.                                                  306,132      6,451,935
Alstom                                                     74,770      3,814,234
Ceres Power Holdings plc(1)                               851,112        925,877


                  3 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
ELECTRICAL EQUIPMENT CONTINUED
Nidec Corp.                                               115,300   $ 10,248,275
                                                                    ------------
                                                                      21,440,321
                                                                    ------------
INDUSTRIAL CONGLOMERATES--1.6%
Koninklijke (Royal) Philips Electronics NV                102,300      3,215,266
Siemens AG                                                 37,267      3,941,399
                                                                    ------------
                                                                       7,156,665
                                                                    ------------
MACHINERY--2.5%
Aalberts Industries NV                                    455,084      7,494,363
Demag Cranes AG(1)                                         37,487      1,446,250
Vallourec SA                                               23,644      2,348,799
                                                                    ------------
                                                                      11,289,412
                                                                    ------------
PROFESSIONAL SERVICES--3.2%
Capita Group plc                                          780,216      9,633,507
Experian plc                                              424,244      4,618,447
                                                                    ------------
                                                                      14,251,954
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--2.5%
Brenntag AG(1)                                             32,118      2,640,231
Bunzl plc                                                 634,855      7,569,433
Wolseley plc(1)                                            42,182      1,059,553
                                                                    ------------
                                                                      11,269,217
                                                                    ------------
INFORMATION TECHNOLOGY--18.8%
COMMUNICATIONS EQUIPMENT--2.3%
Telefonaktiebolaget LM Ericsson, B Shares                 952,280     10,454,757
                                                                    ------------
COMPUTERS & PERIPHERALS--0.8%
Gemalto NV                                                 88,540      3,633,744
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Hoya Corp.                                                164,193      4,002,549
Ibiden Co. Ltd.                                            54,121      1,373,771
Keyence Corp.                                              21,579      4,694,234
Nippon Electric Glass Co. Ltd.                            155,000      2,119,389
Omron Corp.                                                69,986      1,589,524
Phoenix Mecano AG                                           5,553      3,390,627
                                                                    ------------
                                                                      17,170,094
                                                                    ------------
INTERNET SOFTWARE & SERVICES--2.2%
eAccess Ltd.                                                3,348      2,566,747
United Internet AG                                        155,906      2,520,715
Yahoo! Japan Corp.                                         13,842      4,782,023
                                                                    ------------
                                                                       9,869,485
                                                                    ------------
IT SERVICES--1.6%
Infosys Technologies Ltd.                                 101,604      6,897,585
                                                                    ------------
OFFICE ELECTRONICS--1.0%
Canon, Inc.                                                97,650      4,556,142
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
ARM Holdings plc                                          366,370      2,283,761
                                                                    ------------
SOFTWARE--6.5%
Autonomy Corp. plc(1)                                     475,440     13,540,682
Aveva Group plc                                            60,997      1,401,844
Compugroup Medical AG                                     105,267      1,339,337


                  4 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

                                                        Shares          Value
                                                     ------------   ------------
SOFTWARE CONTINUED
Nintendo Co. Ltd.                                           4,200   $  1,049,497
Sage Group plc (The)                                      390,540      1,695,093
SAP AG                                                     63,833      3,156,233
Temenos Group AG(1)                                       220,916      6,766,979
                                                                    ------------
                                                                      28,949,665
                                                                    ------------
MATERIALS--6.1%
CHEMICALS--1.6%
Filtrona plc                                            1,158,620      4,399,109
Sika AG                                                     1,414      2,608,845
                                                                    ------------
                                                                       7,007,954
                                                                    ------------
CONSTRUCTION MATERIALS--0.5%
James Hardie Industries SE, CDI(1)                        438,600      2,373,996
                                                                    ------------
METALS & MINING--4.0%
Impala Platinum Holdings Ltd.                             196,980      5,086,819
Rio Tinto plc                                              95,112      5,584,876
Vale SA, Sponsored ADR, Preference                        252,800      7,015,200
                                                                    ------------
                                                                      17,686,895
                                                                    ------------
TELECOMMUNICATION SERVICES--1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
BT Group plc                                            2,305,478      5,070,325
                                                                    ------------
Total Common Stocks (Cost $306,758,050)                              433,332,317
                                                                    ------------

                                                         Units
                                                     ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Deutsche Bank AG Rts., Strike Price $33, Exp.
10/5/10(1)                                                      1              5
Marshall Edwards, Inc., Legend Shares Wts., Strike
Price $3.60, Exp. 8/6/12(1, 3)                              7,500            734
Tyrian Diagnostics Ltd. Rts., Strike Price
0.03AUD, Exp. 12/31/10(1)                               1,164,462          1,976
                                                                    ------------
Total Rights, Warrants and Certificates (Cost $0)                          2,715
                                                                    ------------

                                                        Shares
                                                     ------------
INVESTMENT COMPANY--2.8%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.24% (4, 5) (Cost $12,596,025)                 12,596,025     12,596,025
                                                                    ------------
TOTAL INVESTMENTS, AT VALUE (COST $319,354,075)              99.8%   445,931,057
OTHER ASSETS NET OF LIABILITIES                               0.2        703,847
                                                            -----   ------------
NET ASSETS                                                  100.0%  $446,634,904
                                                            =====   ============

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

AUD   Australian Dollar

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $633,110 or 0.14% of the Fund's net assets as of September 30, 2010.


                  5 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

(3.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $84,143, which represents 0.02% of the Fund's net assets.

See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                         UNREALIZED
                                                 ACQUISITION                            APPRECIATION
SECURITY                                            DATES            COST      VALUE    (DEPRECIATION)
-------------------------------------------   ----------------   ----------   -------   -------------
Marshall Edwards, Inc.                        12/28/05-6/25/10   $2,615,143   $74,634    $(2,540,509)
Marshall Edwards, Inc., Legend Shares          7/7/06-8/3/07        225,000     8,775       (216,225)
Marshall Edwards, Inc., Legend Shares Wts.,
   Strike Price $3.60, Exp. 8/6/12                 8/3/07                 -       734            734
                                                                 ------------------------------------
                                                                 $2,840,143   $84,143    $(2,756,000)

4. Rate shown is the 7-day yield as of September 30, 2010.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES           GROSS       GROSS          SHARES
                                         DECEMBER 31, 2009    ADDITIONS   REDUCTIONS   SEPTEMBER 30, 2010
                                         -----------------   ----------   ----------   ------------------
Oppenheimer Institutional Money Market
   Fund, Cl. E                               11,219,823      46,840,313   45,464,111       12,596,025

                                                                            VALUE       INCOME
                                                                         -----------   -------
Oppenheimer Institutional Money Market
   Fund, Cl. E                                                           $12,596,025   $21,917

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                             LEVEL 3--
                                        LEVEL 1--            LEVEL 2--       SIGNIFICANT
                                    UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                         PRICES         OBSERVABLE INPUTS      INPUTS         VALUE
                                    -----------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary           $ 61,388,466           $         --          $--       $ 61,388,466
   Consumer Staples                   40,951,933                     --           --         40,951,933
   Energy                             11,182,461              4,235,168           --         15,417,629
   Financials                         40,180,041                     --           --         40,180,041
   Health Care                        54,568,799                147,737           --         54,716,536
   Industrials                       104,723,309                     --           --        104,723,309
   Information Technology             79,412,083              4,403,150           --         83,815,233
   Materials                          21,483,969              5,584,876           --         27,068,845
   Telecommunication Services          5,070,325                     --           --          5,070,325
Rights, Warrants and Certificates              5                  2,710           --              2,715
Investment Company                    12,596,025                     --           --         12,596,025
                                    ------------            -----------          ---       ------------
Total Investments, at Value          431,557,416             14,373,641           --        445,931,057
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange
contracts                                     --                  2,025           --              2,025
                                    ------------            -----------          ---       ------------
Total Assets                        $431,557,416            $14,375,666          $--       $445,933,082
                                    ------------            -----------          ---       ------------


                  6 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                      TRANSFERS INTO   TRANSFERS OUT   TRANSFERS INTO   TRANSFERS OUT
                                         LEVEL 1*       OF LEVEL 1**      LEVEL 2**      OF LEVEL 2*
                                      --------------   -------------   --------------   -------------
ASSETS TABLE INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary              $ 31,748,472     $        --      $       --     $ (31,748,472)
   Consumer Staples                      10,358,047              --              --       (10,358,047)
   Energy                                 6,974,319              --              --        (6,974,319)
   Financials                            26,947,241              --              --       (26,947,241)
   Health Care                           36,662,740              --              --       (36,662,740)
   Industrials                           67,015,479              --              --       (67,015,479)
   Information Technology                24,549,791      (2,183,062)      2,183,062       (24,549,791)
   Materials                             10,877,718              --              --       (10,877,718)
   Telecommunication
Services                                  2,251,986              --              --        (2,251,986)
                                       ------------     -----------      ----------     -------------
Total Assets                           $217,385,793     $(2,183,062)     $2,183,062     $(217,385,793)
                                       ------------     -----------      ----------     -------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value      Percent
------------------------   ------------   -------

United Kingdom             $107,891,290     24.2%
Switzerland                  62,257,224     14.0
Japan                        46,479,002     10.4
France                       42,277,169      9.5
Australia                    26,404,231      5.9
Germany                      22,218,301      5.0
The Netherlands              20,475,020      4.6
Spain                        18,079,563      4.1
United States                15,958,586      3.6
Italy                        14,891,724      3.3
India                        13,498,178      3.0
Sweden                       12,326,924      2.8
Brazil                       10,760,477      2.4
Ireland                       7,322,680      1.7
South Africa                  5,086,819      1.1


                  7 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

Jersey, Channel Islands       4,618,447      1.0
Canada                        3,592,415      0.8
Denmark                       3,103,276      0.7
Austria                       1,972,671      0.4
Mexico                        1,840,916      0.4
Korea, Republic of South      1,693,763      0.4
Finland                       1,630,191      0.4
Bermuda                         919,080      0.2
Lebanon                         633,110      0.1
                           ------------    -----
Total                      $445,931,057    100.0%
                           ============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                   CONTRACT
COUNTERPARTY/CONTRACT               AMOUNT          EXPIRATION                 UNREALIZED
DESCRIPTION             BUY/SELL    (000'S)            DATE         VALUE     APPRECIATION
---------------------   --------   --------         ----------   ----------   ------------
UBS INVESTMENT BANK
Danish Krone (DKK)        Buy       2,826     DKK    10/1/10      $516,981        $2,025

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.


                  8 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.


                  9 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS September 30, 2010 (Unaudited)

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $334,393,743
                                 ============
Gross unrealized appreciation    $124,679,085
Gross unrealized depreciation     (13,140,070)
                                 ------------
Net unrealized appreciation      $111,539,015
                                 ============


                  10 | Oppenheimer International Growth Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.


By:   /s/ William F. Glavin, Jr.
      -------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 11/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ William F. Glavin, Jr.
      -------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 11/09/2010


By:   /s/ Brian W. Wixted
      -------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 11/09/2010